UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2023 (November 15, 2023)

VERIS RESIDENTIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

VERIS RESIDENTIAL, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On November 15, 2023, Veris Residential, Inc. (the “Company”) and Veris Residential, L.P., the operating partnership through which the Company conducts its business (the “Operating Partnership”), entered into a distribution agreement (the “Distribution Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc., BNY Mellon Capital Markets, LLC, Capital One Securities, Inc., Goldman Sachs & Co. LLC, R. Seelaus & Co., LLC and Samuel A. Ramirez & Company, Inc., as principal or exclusive sales agents (the “Sales Agents”), and the Forward Purchasers (as defined below), providing for the offer and sale of shares of Common Stock, $0.01 par value per share (the “Common Stock”), having an aggregate gross sales price of up to $100.0 million to or through the Sales Agents or, if applicable, through J.P. Morgan Securities LLC, BofA Securities, Inc., BNY Mellon Capital Markets, LLC, Capital One Securities, Inc. or Goldman Sachs & Co. LLC, as forward sellers for the related Forward Purchasers (the “Forward Sellers”). Upon entry into the Distribution Agreement, the Company terminated its prior at-the-market offering program pursuant to the distribution agreement dated as of December 13, 2021 (the “Prior Distribution Agreement”), entered into with the sales agents named therein. No shares of Common Stock were sold under the Prior Distribution Agreement.

Sales of shares of Common Stock, if any, made through the Sales Agents or the Forward Sellers pursuant to the Distribution Agreement may be made in sales deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including by means of ordinary brokers' transactions, including sales made directly on the New York Stock Exchange, sales made to or through a market maker and sales made through other securities exchanges or electronic communications networks or in other transactions permitted by law.

The Sales Agents and the Forward Sellers are not required to sell any specific number or dollar amount of shares of Common Stock, but, subject to the terms and conditions of the Distribution Agreement, each of the Sales Agents and the Forward Sellers will use its commercially reasonable efforts, consistent with its normal trading and sales practices, to sell any shares of Common Stock pursuant to the Distribution Agreement. The shares of Common Stock offered and sold through the Sales Agents and the Forward Sellers pursuant to the Distribution Agreement will be offered and sold through only one of the Sales Agents and the Forward Sellers or on any given day.

The Company will pay each Sales Agent a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of the sale of shares of Common Stock sold through such Sales Agent.

If the Company sells shares of Common Stock to any Sales Agent as principal, then the Company will enter into a separate terms agreement with such Sales Agent, setting forth the terms of such transaction, and the Company will describe the agreement in a separate prospectus supplement or pricing supplement. It will pay such Sales Agent a commission at a price agreed upon at the time of sale.

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The Distribution Agreement contemplates that, in addition to the issuance and sale by the Company of shares of Common Stock to or through the Sales Agents, the Company may enter into separate forward sale agreements, with J.P. Morgan Securities LLC, BofA Securities, Inc., BNY Mellon Capital Markets, LLC, Capital One Securities, Inc. or Goldman Sachs & Co. LLC, or one of their respective affiliates (the “Forward Purchasers”). If the Company enters into a forward sale agreement with any Forward Purchaser, then the Company expects that such Forward Purchaser (or its affiliate) will attempt to borrow from third parties and sell, through the related Forward Seller, shares of Common Stock to hedge such Forward Purchaser’s exposure under such forward sale agreement. The Company will not receive any proceeds from any sale of shares of Common Stock borrowed by a Forward Purchaser (or its affiliate) and sold through a Forward Seller.

In connection with each forward sale agreement, the Company will pay the applicable Forward Seller a commission, through a reduction to the initial forward sale price under the related forward sale agreement, at a mutually agreed rate of up to 2.0% of the gross sales price per share of the borrowed shares of Common Stock sold through such Forward Seller during the applicable forward selling period for such shares (subject to certain possible adjustments to such gross sales price for daily accruals and any quarterly dividends having an “ex-dividend” date during such forward selling period).

The Company currently expects to fully physically settle each forward sale agreement, if any, with the relevant forward purchaser on one or more dates specified by the Company on or prior to the maturity date of such forward sale agreement.

If the Company elects or is deemed to have elected to physically settle a forward sale agreement by delivering shares of Common Stock, then it will receive an amount of cash from the relevant Forward Purchaser equal to the product of (1) the forward sale price per share under such forward sale agreement and (2) the number of shares of Common Stock as to which it has elected or is deemed to have elected physical settlement, subject to the price adjustment and other provisions of such forward sale agreement. Each forward sale agreement will provide that the forward sale price will be subject to adjustment on a daily basis based on a floating interest rate factor equal to a specified daily rate less a spread. In addition, the forward sale price will be subject to decrease on certain dates specified in the relevant forward sale agreement by the amount per share of quarterly dividends that the Company expects to declare on shares of Common Stock during the term of such forward sale agreement. If the specified daily rate is less than the applicable spread on any day, the interest rate factor will result in a daily reduction of the forward sale price. If the specified daily rate is greater than the applicable spread on any day, the interest rate factor will result in a daily increase of the forward sale price.

The Company intends to contribute the net proceeds it receives from the issuance and sale by the Company of any shares of Common Stock to or through the Sales Agents and any net proceeds it receives pursuant to any forward sale agreements with the relevant Forward Purchasers to the Operating Partnership in exchange for common units of the Operating Partnership. The Operating Partnership intends to use such net proceeds for general corporate purposes, which may include repaying or repurchasing indebtedness (including amounts outstanding from time to time under its secured revolving credit facility) and working capital.

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Any shares of Common Stock that may be offered and sold pursuant to the Distribution Agreement will be offered and sold pursuant to an effective shelf registration statement on Form S-3/ASR filed with the Securities and Exchange Commission on February 24, 2023 (File No. 333-269995) and a prospectus supplement dated November 15, 2023 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act. An opinion of Ballard Spahr LLP with respect to the validity of the shares of Common is filed herewith as Exhibit 5.1.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Distribution Agreement (which includes, as an exhibit thereto, the form of the forward sale agreement) is filed as Exhibit 1.1 to this Current Report. The description of certain provisions of the Distribution Agreement (including the form of forward sale agreement) appearing in this Current Report is not complete and is subject to, and qualified in its entirety by reference to, the Distribution Agreement (including such form of forward sale agreement included therein) filed herewith as an exhibit to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

1.1	Distribution Agreement, dated November 15, 2023, among Veris Residential, Inc., Veris Residential, L.P., the Sales Agents, the Forward Sellers and the Forward Purchasers.

5.1	Opinion of Ballard Spahr LLP.

23.1	Consent of Ballard Spahr LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Dated: November 16, 2023	By:	/s/ Taryn Fielder
Taryn Fielder
General Counsel and Secretary

VERIS RESIDENTIAL, L.P.

	By:	Veris Residential, Inc.,
its general partner

Dated: November 16, 2023		By:	/s/ Taryn Fielder
Taryn Fielder
General Counsel and Secretary

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